Exhibit 33 a)

[Aurora Loan Services logo]
Certification Regarding Compliance with Applicable Servicing Criteria
1.
Aurora Loan Services LLC ("Aurora"), a wholly-owned subsidiary of Lehman Brothers Bank FSB, is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation
AB, as of and for the 12-month period ended December 31, 2006 (the "Reporting Period"), as set forth in Appendix
A hereto. The transactions covered by this report (these transactions collectively referred to as the "Master Servicing
Platform") include asset-backed securities transactions for which Aurora acted as master servicer, registered on or after January 1, 2006, involving residential mortgage loans;
2.
Aurora has not engaged vendors (the "Vendors") to perform significant activities pertaining to the applicable servicing criteria;
3.
Except as set forth in paragraph 4 below, Aurora used the criteria set forth in paragraph (d) of Item 1122 of
Regulation AB to assess the compliance with the applicable servicing criteria;
4.
The criteria listed in the column titled "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to
Aurora based on the activities it performs with respect to the Master Servicing Platform as of December 31, 2006
and for the Reporting Period;
5.
Aurora has complied, in all material respects, with the applicable servicing criteria as of December 31, 2006 and for the Reporting Period with respect to the Master Servicing Platform taken as a whole;
6.
Ernst & Young LLP, an independent registered public accounting firm, has issued an attestation report on Aurora's assessment of compliance with the applicable servicing criteria as of December 31, 2006 and for the Reporting
Period.
March 13, 2007
Aurora Loan Services LLC
By: /s/: E. Todd Whittemore
Name: E. Todd Whittemore
Title: Executive Vice President
2 of 52
APPENDIX A
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
General Servicing Considerations
1122(d)(1)(i)
Policies and procedures are instituted to
monitor any performance or other
triggers and events of default in
accordance with the transaction
agreement
X
1122(d)(1)(ii)
If any material servicing activities are
outsourced to third parties, policies and
procedures are instituted to monitor the
third party's performance and
compliance with such servicing activities.
X
1
1122(d)(1)(iii)
Any requirements in the transaction
agreements to maintain a back-up
servicer for the pool assets are
maintained.
X
1
1122(d)(1)(iv)
A fidelity bond and errors and omissions
policy is in effect on the party
participating in the servicing function
throughout the reporting period in the
amount of coverage required by and
otherwise in accordance with the terms of
the transaction agreements.
X
Cash Collection and Administration
1122(d)(2)(i)
Payments on pool assets are deposited
into the appropriate custodial bank
accounts and related bank clearing
accounts no more than two business days
of receipt, or such other number of days
specified in the transaction agreements.
X
1122(d)(2)(ii)
Disbursements made via wire transfer on
behalf of an obligor or to an investor are
made only by authorized personnel.
X
1122(d)(2)(iii)
Advances of funds or guarantees
regarding collections, cash flows or
distributions, and any interest or other
X
1
1
Aurora did not perform the activity described in this criteria as of December 31, 2006 and for the Reporting Period.
No assessment of compliance, therefore, is necessary.
3 of 52
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
fees charged for such advances, are
made, reviewed and approved as
specified in the transaction agreements.
1122(d)(2)(iv)
The related accounts for the transaction,
such as cash reserve accounts or accounts
established as a form of
overcollateralization, are separately
maintained (e.g., with respect to
commingling of cash) as set forth in the
transaction agreements.
X
1122(d)(2)(v)
Each custodial account is maintained at a
federally insured depository institution as
set forth in the transaction agreements.
For purposes of this criterion, "federally
insured depository institution" with
respect to a foreign financial institution
means a foreign financial institution that
meets the requirements of 240.13k-
1(b)(1) of this chapter.
X
1122(d)(2)(vi)
Unissued checks are safeguarded so as to
prevent unauthorized access.
X
1
1122(d)(2)(vii)
Reconciliations are prepared on a
monthly basis for all asset-backed
securities related bank accounts,
including custodial accounts and related
bank clearing accounts. These
reconciliations: (A) Are mathematically
accurate; (B) Are prepared within 30
calendar days after the bank statement
cutoff date, or such other number of days
specified in the transaction agreements;
(C) Are reviewed and approved by
someone other than the person who
prepared the reconciliation; and (D)
Contain explanations for reconciling
items. These reconciling items are
resolved within 90 calendar days of their
original identification, or such other
number of days specified in the
transaction agreements.
X
4 of 52
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to
be filed with the Commission, are
maintained in accordance with the
transaction agreements and applicable
Commission requirements. Specifically,
such reports: (A) Are prepared in
accordance with timeframes and other
terms set forth in the transaction
agreements; (B) Provide information
calculated in accordance with the terms
specified in the transaction agreements;
(C) Are filed with the Commission as
required by its rules and regulations; and
(D) Agree with investors' or the trustee's
records as to the total unpaid principal
balance and number of pool assets
serviced by the servicer.
X
2,3
X
2
1122(d)(3)(ii)
Amounts due to investors are allocated
and remitted in accordance with
timeframes, distribution priority and
other terms set forth in the transaction
agreements.
X
3
1122(d)(3)(iii)
Disbursements made to an investor are
posted within two business days to the
servicer's investor records, or such other
number of days specified in the
transaction agreements.
X
3
1122(d)(3)(iv)
Amounts remitted to investors per the
investor reports agree with cancelled
checks, or other form of payment, or
custodial bank statements.
X
3
Pool Asset Administration
1122(d)(4)(i)
Collateral or security on pool assets is
maintained as required by the transaction
agreements or related pool asset
X
2
For criterion 1122(d)(3)(i)(C), Aurora did not perform the activity described in this criterion as of December 31, 2006 and for the Reporting Period. No assessment of compliance, therefore, is necessary.
3
Aurora is defining the "Investor" as the party to whom we report and remit under the applicable transaction agreement.
5 of 52
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
documents.
1122(d)(4)(ii)
Pool assets and related documents are
safeguarded as required by the
transaction agreements.
X
1122(d)(4)(iii)
Any additions, removals or substitutions
to the asset pool are made, reviewed and
approved in accordance with any
conditions or requirements in the
transaction agreements.
X
1122(d)(4)(iv)
Payments on pool assets, including any
payoffs, made in accordance with the
related pool asset documents are posted
to the applicable servicer's obligor
records maintained no more than two
business days after receipt, or such other
number of days specified in the
transaction agreements, and allocated to
principal, interest or other items (e.g.,
escrow) in accordance with the related
pool asset documents.
X
1122(d)(4)(v)
The servicer's records regarding the pool
assets agree with the servicer's records
with respect to an obligor's unpaid
principal balance.
X
1122(d)(4)(vi)
Changes with respect to the terms or
status of an obligor's pool asset (e.g.,
loan modifications or re-agings) are
made, reviewed and approved by
authorized personnel in accordance with
the transaction agreements and related
pool asset documents.
X
1
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g.,
forbearance plans, modifications and
deeds in lieu of foreclosure, foreclosures
and repossessions, as applicable) are
initiated, conducted and concluded in
accordance with the timeframes or other
requirements established by the
transaction agreements.
X
1
6 of 52
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
1122(d)(4)(viii)
Records documenting collection efforts
are maintained during the period a pool
asset is delinquent in accordance with the
transaction agreements. Such records are
maintained on at least a monthly basis, or
such other period specified in the
transaction agreements, and describe the
entity's activities in monitoring
delinquent pool assets including, for
example, phone calls, letters and payment
rescheduling plans in cases where
delinquency is deemed temporary (e.g.,
illness or unemployment).
X
1122(d)(4)(ix)
Adjustments to interest rates or rates of
return for pool assets with variable rates
are computed based on the related pool
asset documents.
X
1122(d)(4)(x)
Regarding any funds held in trust for an
obligor (such as escrow accounts): (A)
Such funds are analyzed, in accordance
with the obligor's pool asset documents,
on at least an annual basis, or such other
period specified in the transaction
agreements; (B) Interest on such funds is
paid, or credited, to obligors in
accordance with applicable pool asset
documents and state laws; and (C) Such
funds are returned to the obligor within
30 calendar days of full repayment of the
related pool asset, or such other number
of days specified in the transaction
agreements.
X
1122(d)(4)(xi)
Payments made on behalf of an obligor
(such as tax or insurance payments) are
made on or before the related penalty or
expiration dates, as indicated on the
appropriate bills or notices for such
payments, provided that such support has
been received by the servicer at least 30
calendar days prior to these dates, or such
other number of days specified in the
transaction agreements.
X
7 of 52
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
1122(d)(4)(xii)
Any late payment penalties in connection
with any payment to be made on behalf
of an obligor are paid from the servicer's
funds and not charged to the obligor,
unless the late payment was due to the
obligor's error or omission.
X
1122(d)(4)(xiii)
Disbursements made on behalf of an
obligor are posted within two business
days to the obligor's records maintained
by the servicer, or such other number of
days specified in the transaction
agreements.
X
1122(d)(4)(xiv)
Delinquencies, charge-offs and
uncollectable accounts are recognized
and recorded in accordance with the
transaction agreements.
X
1122(d)(4)(xv)
Any external enhancement or other
support, identified in Item 1114(a)(1)
through (3) or Item 1115 of this
Regulation AB, is maintained as set forth
in the transaction agreements.
X

Exhibit 33 b)

[Aurora Loan Services logo]

Certification Regarding Compliance with Applicable Servicing Criteria

1. Aurora Loan Services LLC ("Aurora"), a wholly-owned subsidiary of Lehman Brothers Bank, FSB is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item
1122 of Regulation AB, as of and for the 12-month period ended December 31, 2006 (the "Reporting
Period"), as set forth in Appendix A hereto. The transactions covered by this report (these transactions collectively referred to as the "Servicing Platform") include asset-backed securities transactions for which
Aurora acted as servicer, closed on or after January 1, 2006 not sponsored by government sponsored enterprises or Government National Mortgage Association, for which the asset type is mortgage loans that
(i) are primarily categorized by the servicing designations of conventional prime', `conventional alt-a' and
`subprime ' and (ii) do not receive the benefit of insurance by the Federal Housing Administration or guarantees from the United States Department of Veterans Affairs or the Rural Housing Service;

2. Aurora has engaged certain vendors (the "Vendors") to perform specific, limited or scripted activities, and Aurora has elected to take responsibility for assessing compliance with the servicing criteria or portion
8 of 52
of the servicing criteria applicable to such Vendors' activities as set forth in Appendix A hereto with the exception of certain Vendors that have provided their own reports on assessment of compliance with the applicable servicing criteria.

3. Except as set forth in paragraph 4 below, Aurora used the criteria set forth in paragraph (d) of Item
1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

4. The criteria listed in the column titled "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to Aurora based on the activities it performs, directly or through its Vendors, with respect to the Servicing Platform, as of December 31, 2006 and for the Reporting Period;

5. Aurora has complied, in all material respects, with the applicable servicing criteria as of December 31,
2006 and for the Reporting Period with respect to the Servicing Platform taken as a whole;

6. Aurora has not identified and is not aware of any material instance of noncompliance by the Vendors for which Aurora has elected to take responsibility for assessing compliance with the applicable servicing criteria as of December 31, 2006 and for the Reporting Period with respect to the Servicing Platform taken as a whole.

7. Aurora has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of December 31, 2006 and for the
Reporting Period with respect to the Servicing Platform taken as a whole; and

8. Ernst & Young LLP, an independent registered public accounting firm, has issued an attestation report on Aurora's assessment of compliance with the applicable servicing criteria for the Reporting Period.

March 13, 2007

Aurora Loan Services, LLC
By: /s/ Terry Gentry
Name: Terry Gentry
Title: Managing Director, Loan Administration
APPENDIX A
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
General Servicing Considerations
1122(d)(1)(i)
Policies and procedures are instituted to
monitor any performance or other triggers
and events of default in accordance with the
transaction agreement
X
9 of 52
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
1122(d)(1)(ii)
If any material servicing activities are
outsourced to third parties, policies and
procedures are instituted to monitor the
third party's performance and compliance
with such servicing activities.
X
1122(d)(1)(iii)
Any requirements in the transaction
agreements to maintain a back-up servicer
for the pool assets are maintained.
X
1122(d)(1)(iv)
A fidelity bond and errors and omissions
policy is in effect on the party participating
in the servicing function throughout the
reporting period in the amount of coverage
required by and otherwise in accordance
with the terms of the transaction
agreements.
X
Cash Collection and Administration
1122(d)(2)(i)
Payments on pool assets are deposited into
the appropriate custodial bank accounts and
related bank clearing accounts no more
than two business days of receipt, or such
other number of days specified in the
transaction agreements.
X
X
1122(d)(2)(ii)
Disbursements made via wire transfer on
behalf of an obligor or to an investor are
made only by authorized personnel.
X
1122(d)(2)(iii)
Advances of funds or guarantees regarding
collections, cash flows or distributions, and
any interest or other fees charged for such
advances, are made, reviewed and approved
as specified in the transaction agreements.
X
1122(d)(2)(iv)
The related accounts for the transaction,
such as cash reserve accounts or accounts
established as a form of
overcollateralization, are separately
maintained (e.g., with respect to
commingling of cash) as set forth in the
transaction agreements.
X
1122(d)(2)(v)
Each custodial account is maintained at a
federally insured depository institution as
set forth in the transaction agreements. For
purposes of this criterion, "federally
insured depository institution" with respect
to a foreign financial institution means a
X
10 of 52
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
foreign financial institution that meets the
requirements of 240.13k-1(b)(1) of this
chapter.
1122(d)(2)(vi)
Unissued checks are safeguarded so as to
prevent unauthorized access.
X
1122(d)(2)(vii)
Reconciliations are prepared on a monthly
basis for all asset-backed securities related
bank accounts, including custodial accounts
and related bank clearing accounts. These
reconciliations: (A) Are mathematically
accurate; (B) Are prepared within 30
calendar days after the bank statement
cutoff date, or such other number of days
specified in the transaction agreements; (C)
Are reviewed and approved by someone
other than the person who prepared the
reconciliation; and (D) Contain
explanations for reconciling items. These
reconciling items are resolved within 90
calendar days of their original
identification, or such other number of days
specified in the transaction agreements.
X
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be
filed with the Commission, are maintained
in accordance with the transaction
agreements and applicable Commission
requirements. Specifically, such reports:
(A) Are prepared in accordance with
timeframes and other terms set forth in the
transaction agreements; (B) Provide
information calculated in accordance with
the terms specified in the transaction
agreements; (C) Are filed with the
Commission as required by its rules and
regulations; and (D) Agree with investors'
X
4,5
X
1
4
For criterion 1122(d)(3)(i)(C), Aurora did not perform the activity described in this criterion as of December 31, 2006 and for the Reporting Period. No assessment of compliance, therefore, is necessary.
5
Aurora is defining the "Investor" as the party to whom we report and remit under the applicable transaction agreement.
11 of 52
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
or the trustee's records as to the total
unpaid principal balance and number of
pool assets serviced by the servicer.
1122(d)(3)(ii)
Amounts due to investors are allocated and
remitted in accordance with timeframes,
distribution priority and other terms set
forth in the transaction agreements.
X
2
1122(d)(3)(iii)
Disbursements made to an investor are
posted within two business days to the
servicer's investor records, or such other
number of days specified in the transaction
agreements.
X
2
1122(d)(3)(iv)
Amounts remitted to investors per the
investor reports agree with cancelled
checks, or other form of payment, or
custodial bank statements.
X
2
Pool Asset Administration
1122(d)(4)(i)
Collateral or security on pool assets is
maintained as required by the transaction
agreements or related pool asset
documents.
X
1122(d)(4)(ii)
Pool assets and related documents are
safeguarded as required by the transaction
agreements.
X
1122(d)(4)(iii)
Any additions, removals or substitutions to
the asset pool are made, reviewed and
approved in accordance with any conditions
or requirements in the transaction
agreements.
X
1122(d)(4)(iv)
Payments on pool assets, including any
payoffs, made in accordance with the
related pool asset documents are posted to
the applicable servicer's obligor records
maintained no more than two business days
after receipt, or such other number of days
specified in the transaction agreements, and
allocated to principal, interest or other
items (e.g., escrow) in accordance with the
X
X
12 of 52
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
related pool asset documents.
1122(d)(4)(v)
The servicer's records regarding the pool
assets agree with the servicer's records with
respect to an obligor's unpaid principal
balance.
X
1122(d)(4)(vi)
Changes with respect to the terms or status
of an obligor's pool asset (e.g., loan
modifications or re-agings) are made,
reviewed and approved by authorized
personnel in accordance with the
transaction agreements and related pool
asset documents.
X
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g.,
forbearance plans, modifications and deeds
in lieu of foreclosure, foreclosures and
repossessions, as applicable) are initiated,
conducted and concluded in accordance
with the timeframes or other requirements
established by the transaction agreements.
X
X
1122(d)(4)(viii)
Records documenting collection efforts are
maintained during the period a pool asset is
delinquent in accordance with the
transaction agreements. Such records are
maintained on at least a monthly basis, or
such other period specified in the
transaction agreements, and describe the
entity's activities in monitoring delinquent
pool assets including, for example, phone
calls, letters and payment rescheduling
plans in cases where delinquency is deemed
temporary (e.g., illness or unemployment).
X
1122(d)(4)(ix)
Adjustments to interest rates or rates of
return for pool assets with variable rates are
computed based on the related pool asset
documents.
X
13 of 52
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
1122(d)(4)(x)
Regarding any funds held in trust for an
obligor (such as escrow accounts): (A)
Such funds are analyzed, in accordance
with the obligor's pool asset documents, on
at least an annual basis, or such other
period specified in the transaction
agreements; (B) Interest on such funds is
paid, or credited, to obligors in accordance
with applicable pool asset documents and
state laws; and (C) Such funds are returned
to the obligor within 30 calendar days of
full repayment of the related pool asset, or
such other number of days specified in the
transaction agreements.
X
1122(d)(4)(xi)
Payments made on behalf of an obligor
(such as tax or insurance payments) are
made on or before the related penalty or
expiration dates, as indicated on the
appropriate bills or notices for such
payments, provided that such support has
been received by the servicer at least 30
calendar days prior to these dates, or such
other number of days specified in the
transaction agreements.
X
X
X
1122(d)(4)(xii)
Any late payment penalties in connection
with any payment to be made on behalf of
an obligor are paid from the servicer's
funds and not charged to the obligor, unless
the late payment was due to the obligor's
error or omission.
X
X
X
1122(d)(4)(xiii)
Disbursements made on behalf of an
obligor are posted within two business days
to the obligor's records maintained by the
servicer, or such other number of days
specified in the transaction agreements.
X
X
1122(d)(4)(xiv)
Delinquencies, charge-offs and
uncollectable accounts are recognized and
recorded in accordance with the transaction
agreements.
X
1122(d)(4)(xv)
Any external enhancement or other support,
identified in Item 1114(a)(1) through (3) or
Item 1115 of this Regulation AB, is
maintained as set forth in the transaction
agreements.
X
14 of 52

Exhibit 33 c)
CountryWide
HOME LOANS
2900 Madera Road
Simi Valley, California 93065- 6298
(805) 955-1000
ASSESSMENT OF COMPLIANCE WITH APPLICABLE SERVICING CRITERIA
Countrywide Financial Corporation and certain of its subsidiaries, including its direct and indirect wholly-owned subsidiaries, Countrywide Home Loans, Inc. (CHL), Countrywide Tax Services
Corporation, Newport Management Corporation, and Countrywide Home Loans Servicing, L.P., a wholly-
owned subsidiary of CHL (collectively the "Company") provides this platform level assessment, for which
Countrywide Financial Corporation and such subsidiaries participated in servicing functions, as such term is described under Title 17, Section 229.1122 of the Code of Federal Regulations ("Item 1122 of
Regulation AB"), of compliance in respect of the following Applicable Servicing Criteria specified in Item
1122(d) of Regulation AB promulgated by the Securities and Exchange Commission in regard to the following servicing platform for the following period:
Platform: publicly-Issued (i.e., registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended) residential mortgage- backed securities (securities collateralized by residential mortgage loans, including prime, alternative loan, products, sub-prime, HELOC and closed seconds) issued on or after January 1, 2006 for which the Company provides cash collection and administration, investor remittances and reporting (except for those activities relating to trustee and paying agent services), and pool asset administration (except for those activities relating to custodial operations of pool assets and related documents), collectively "Servicing Functions" and for which the related issuer has a fiscal year end of December 31, 2006. The platform excludes any transactions issued by any government sponsored enterprise for which the Company provides Servicing Functions.
Period: as of and for the year ended December 31, 2006.
Applicable Servicing Criteria: all servicing criteria set forth in Item 1122(d), to the extent required in the related agreements, except for the following paragraphs:
1122(d)(1)(iii), 1122(d)(3)(i)(B), only as it relates to information other than that contained in the monthly remittance report delivered by the servicer to the master servicer, trustee, and or bond administrator,
1122(d)(3)(i)(D), only as it relates to the agreeing with investors' records as to the total unpaid principal balance and number of pool assets serviced by the servicer, 1122(d)(3)(ii), only as it relates to amounts other than amounts remitted by the servicer to the master servicer, trustee, and or bond administrator,
1122(d)(3)(iii), 1122(d)(3)(iv), 1122(d)(4)(i) and 1122(d)(4)(ii), only as 1122(d)(4)(i) and 1122(d)(4)(ii)
relate to the custodial operations of the pool assets and related documents (collateral file) by the document custodian responsible for such functions for the related transaction, and 1122(d)(4)(xv), only as it relates to
Item 1115 of Regulation AB (derivative transactions).

With respect to the Platform and the Period, the Company provides the following assessment of compliance in respect of the Applicable Servicing Criteria:
15 of 52
1.
The Company is responsible for assessing its compliance with the Applicable Servicing
Criteria.
2. The Company has assessed compliance with the Applicable Servicing Criteria.
3.
Other than as identified on Schedule A hereto, as of and for the Period, the Company was in material compliance with the Applicable Servicing Criteria.

KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to the Company's foregoing assessment of compliance.

COUNTRYWIDE FINANCIAL CORPORATION
By: Is!: Steve Bailey
Steve Bailey
Its: Senior Managing Director and Chief Executive
Officer, Loan Administration
Dated: February 28, 2007
By: Is!: Kevin Meyers
Kevin Meyers
Its: Managing Director and Chief Financial Officer,
Countrywide Home Loans, Inc. Loan Administration
Dated: February 28, 2007
Schedule A
Material Instances of Noncompliance
No material instances of noncompliance: the Company has complied, in all material respects, with the applicable servicing criteria as of and for the year ended December 31,
2006.
Exhibit 33 d)
Appendix I

MANAGEMENT'S ASSERTION OF COMPLIANCE

Management of the Trust & Securities Services department of Deutsche Bank National Trust Company and
Deutsche Bank Trust Company Americas (collectively the "Company") is responsible for assessing compliance with the servicing criteria set forth in item 1122(d) of Regulation AB promulgated by the
Securities and Exchange Commission. Management has determined that the servicing criteria are applicable in regard to the servicing platform for the period as follows:

Platform: Publicly-issued (i.e., transaction-level reporting required under the Securities Exchange Act of
1934, as amended) residential mortgage-backed securities and other asset-backed securities issued on or after January 1, 2006 for which the Company provides trustee, securities administration or paying agent services, excluding any publicly issued transactions sponsored or issued by any government sponsored entity (the "Platform").
16 of 52

Applicable Servicing Criteria : All servicing criteria set forth in Item 1122(d), except for the following criteria:
1l22(d)(2)(iii), 1122(d)(4)(iv), 1122(d)(4)(v), 1122(d)(4)(vi), 1122(d)(4)(vii), 1122(d)(4)(viii),
1122(d)(4)(ix), 1122(d)(4)(x), 1122(d)(4)(xi), 1122(d)(4)(xii), 1l22(d)(4)(xiii) and 1122(d)(4)(xiv), which management has determined are not applicable to the activities the Company performs with respect to the
Platform (the "Applicable Servicing Criteria").

Period: Twelve months ended December 31, 2006 (the "Period").

Management's interpretation of Applicable Servicing Criteria : The Company's management has determined that servicing criteria 1l22 (d)(1)(iii) is applicable only with respect to its continuing obligation to act as, or locate a, successor servicer under the circumstances referred to in certain governing documents.
It is management's interpretation that Deutsche Bank Trust Company America has no other active back-up servicing responsibilities in regards to 1122(d)(l)(iii) as of and for the Period.

Third parties classified as vendors : With respect to servicing criteria 1122(d)(2)(i), 1l22(d)(4)(i), and
1l22(d)(4)(ii), management has engaged various vendors to perform the activities required by these servicing criteria. The Comp any's management has determined that these vendors are not considered a
"servicer" as defined in Item 1101(j) of Regulation AB. and the Company's management has elected to take responsibility for assessing compliance with the servicing criteria applicable to each vendor as permitted by Interpretation 17.06 of the SEC Division of Corporation Finance Manual of Publicly
Available Telephone Interpretations ("Interpretation 17.06"). As permitted by Interpretation 17.06, management has asserted that it has policies and procedures in place to provide reasonable assurance that the vendor's activities comply in all material respects with the servicing criteria applicable to each vendor.
The Company's management is solely responsible for determining that it meets the SEC requirements to apply Interpretation 17.06 for the vendors and related criteria.

With respect to the Platform, the Company's management provides the following assertion of compliance with respect to the Applicable Servicing Criteria:

1. The Company's management is responsible for assessing the Company's compliance with the
Applicable Servicing Criteria as of and for the Period.

2. The Company's management has assessed compliance with the Applicable Servicing Criteria, including servicing criteria for which compliance is determined based on Interpretation 17.06 as described above, as of and for the Period. In performing this assessment, management used the criteria set forth by the
Securities and Exchange Commission in paragraph (d) of item 1122 of Regulation AB.

3. Based on such assessment, as of and for the Period, the Company has complied, in all material respects, with the Applicable Servicing Criteria.

KPMG LLP, a registered public accounting firm, has issued an attestation report with respect to the management's assertion of compliance with the Applicable Servicing Criteria as of and for the Period.

Appendix I

By: /s/ Gary R. Vaughan
Name: Gary R. Vaughan
Its: Managing Director

By: /s/ David Co
17 of 52
Name: David Co
Its: Director

By: /s/ Jose Sicilia
Name: Jose Sicilia
Its: Managing Director

By: /s/ Kevin Fischer
Name: Kevin Fischer
Its: Vice President

By: /s/ Robert Frier
Name: Robert Frier
Its: Director

DEUTCHE BANK TRUST COMPANY AMERICAS

By: /s/ Kevin C. Weeks
Name: Kevin C. Weeks
Its: Managing Director

By: /s/ Jonna Kaufman
Name: Jonna Kaufman
Its: Director

Exhibit 33 e)
Appendix I

MANAGEMENT'S ASSERTION OF COMPLIANCE

Management of the Trust & Securities Services department of Deutsche Bank National Trust Company and
Deutsche Bank Trust Company Americas (collectively the "Company") is responsible for assessing compliance with the servicing criteria set forth in item 1122(d) of Regulation AB promulgated by the
Securities and Exchange Commission. Management has determined that the servicing criteria are applicable in regard to the servicing platform for the period as follows:

Platform: Publicly-issued (i.e., transaction-level reporting required under the Securities Exchange Act of
1934, as amended) residential mortgage-backed securities and other asset-backed securities issued on or after January 1, 2006 for which the Company provides trustee, securities administration or paying agent services, excluding any publicly issued transactions sponsored or issued by any government sponsored entity (the "Platform").

Applicable Servicing Criteria : All servicing criteria set forth in Item 1122(d), except for the following criteria:
1l22(d)(2)(iii), 1122(d)(4)(iv), 1122(d)(4)(v), 1122(d)(4)(vi), 1122(d)(4)(vii), 1122(d)(4)(viii),
1122(d)(4)(ix), 1122(d)(4)(x), 1122(d)(4)(xi), 1122(d)(4)(xii), 1l22(d)(4)(xiii) and 1122(d)(4)(xiv), which management has determined are not applicable to the activities the Company performs with respect to the
Platform (the "Applicable Servicing Criteria").

Period: Twelve months ended December 31, 2006 (the "Period").

Management's interpretation of Applicable Servicing Criteria : The Company's management has determined that servicing criteria 1l22 (d)(1)(iii) is applicable only with respect to its continuing obligation to act as, or locate a, successor servicer under the circumstances referred to in certain governing documents.
18 of 52
It is management's interpretation that Deutsche Bank Trust Company America has no other active back-up servicing responsibilities in regards to 1122(d)(l)(iii) as of and for the Period.

Third parties classified as vendors : With respect to servicing criteria 1122(d)(2)(i), 1l22(d)(4)(i), and
1l22(d)(4)(ii), management has engaged various vendors to perform the activities required by these servicing criteria. The Company's management has determined that these vendors are not considered a
"servicer" as defined in Item 1101(j) of Regulation AB. and the Company's management has elected to take responsibility for assessing compliance with the servicing criteria applicable to each vendor as permitted by Interpretation 17.06 of the SEC Division of Corporation Finance Manual of Public ly
Available Telephone Interpretations ("Interpretation 17.06"). As permitted by Interpretation 17.06, management has asserted that it has policies and procedures in place to provide reasonable assurance that the vendor's activities comply in all material respects with the servicing criteria applicable to each vendor.
The Company's management is solely responsible for determining that it meets the SEC requirements to apply Interpretation 17.06 for the vendors and related criteria.

With respect to the Platform, the Company's management provides the following assertion of compliance with respect to the Applicable Servicing Criteria:

1. The Company's management is responsible for assessing the Company's compliance with the
Applicable Servicing Criteria as of and for the Period.

2. The Company's management has assessed compliance with the Applicable Servicing Criteria, including servicing criteria for which compliance is determined based on Interpretation 17.06 as described above, as of and for the Period. In performing this assessment, management used the criteria set forth by the
Securities and Exchange Commission in paragraph (d) of item 1122 of Regulation AB.

3. Based on such assessment, as of and for the Period, the Company has complied, in all material respects, with the Applicable Servicing Criteria.

KPMG LLP, a registered public accounting firm, has issued an attestation report with respect to the management's assertion of compliance with the Applicable Servicing Criteria as of and for the Period.

Appendix I

By: /s/ Gary R. Vaughan
Name: Gary R. Vaughan
Its: Managing Director

By: /s/ David Co
Name: David Co
Its: Director

By: /s/ Jose Sicilia
Name: Jose Sicilia
Its: Managing Director

By: /s/ Kevin Fischer
Name: Kevin Fischer
Its: Vice President

By: /s/ Robert Frier
Name: Robert Frier
19 of 52
Its: Director

DEUTCHE BANK TRUST COMPANY AMERICAS

By: /s/ Kevin C. Weeks
Name: Kevin C. Weeks
Its: Managing Director

By: /s/ Jonna Kaufman
Name: Jonna Kaufman
Its: Director

Exhibit 33 f)
REPORT ON ASSESSMENT OF COMPLIANCE
First American Real Estate Solutions of Texas, L.P. (an indirect subsidiary of The First American
Corporation, and the "Asserting Party") is responsible for assessing compliance as of December 31, 2006, and for the period from January 1, 2006 through December 31, 2006 (the "Reporting Period") with the servicing criteria set forth in Title 17, Sections 229.1122(d)(l)(iv), (d)(2)(v), (d)(2)(vi), (d)(2)(vii),
(d)(4)(xi), (d)(4)(xii) and (d)(4)(xiii) of the Code of Federal Regulations (the "CFR") applicable to the
Asserting Party (the "Applicable Servicing Criteria"). The transactions covered by this report include all loans for residential mortgage loan outsourcing customers for which the Asserting Party served as the residential tax service provider (the "Platform").

The Asserting Party has assessed its compliance with the Applicable Servicing Criteria for the Reporting Period and has concluded that, except as set forth herein below, the
Asserting Party has complied, m all material respects, with the Applicable Servicing
Criteria as of December 31, 2006, and for the Reporting Period with respect to the
Platform taken as a whole.

The Asserting Party assessed its compliance with the Applicable Servicing Criteria for the Reporting
Period and has identified a material instance of noncompliance with the servicing criterion sot forth in
Section 229.1 122(d)(2)(vii)(E) of the CFR with respect to the Platform. Specifically, the Asserting Party did not prepare reconciliations for all asset-backed securities related bank accounts within 30 calendar days afler the bank statement cut-off date or such number of days specified in the transaction agreements.

PricewaterhouseCoopers LLP, an independent registered public accounting firm, has issued an attestation report on the assessment of compliance with the Applicable Servicing Criteria as of December 31, 2006,
and for the Reporting Period as set forth in this assertion.

FIRST AMERICAN REAL ESTATE SOLUTIONS OF TEXAS, L.P.
By: First American Real Estate Solutions LLC
General Partner
/s/ Lucy A. Przybyla
Lucy A. Przybyla
Senior Vice President
February 28, 2007

Exhibit 33 g)
GMAC Mortgage
20 of 52
Management's Assertion Concerning Compliance
With Regulation AR Item 1122 Servicing Criteria
March 6, 2007
GMAC Mortgage, LLC (the "Company") has responsibility for assessing compliance to Regulation AB
Item 1122(d) Servicing Criteria for the GMACM Private Platform (the "Platform"). As of, and for the
period ending December 31, 2006, the Company has used the applicable 1122(d) servicing criteria listed below for assessing compliance:
-1122(d)(1),(i),(ii)(iv); 1122(d)(2)(i),(ii),(iii),(v),(vi),(vii); 1122(d)(3)(iii),(iv);
1122(d)(4)(iii),(iv),(v),(vi),(vii),(viii),(ix),(x).(xi),(xii),(xiii),(xiv),(xv)
The following servicing criteria are not applicable to the Company:
-1122(d)(1)(iii); 1122 (d)(2)(iv); 1122 (d)(3)(i),(ii); 1122(d){4)(i),(ii)
The Company has engaged certain vendors (the "Vendors") to perform specific and limited, or scripted activities, and the Company elects to take responsibility for assessing compliance with the servicing criteria applicable to the Vendors set forth below:
-1122(d)(2)(i) 1122(d)(4)(iv)
-A vendor posts cash receipts received via lockbox submission to the Company's lockbox clearing account.
-1122(d (4) (xi), (xiii)
-A vendor provides certain information to the Company to assist the Company in making tax and insurance payments on behalf of certain obligors.
The Company has not identified and is not aware of any material instance of noncompliance by the
Vendors with the applicable servicing criteria as of December 31, 2006 and for the Reporting Period with respect to the Platform taken as a whole. The Company has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of December 31, 2006 and for the Reporting Period with respect to the Platform taken as a whole.

The Company has complied, in all material respects, with the applicable servicing criteria above as of and for the period ending December 31, 2006 for the asset-backed transactions listed in Appendix A taken as a whole (such transactions, collectively, the "GMACM Private Platform").

An independent registered public accounting firm has issued an attestation report on the Company's assessment of compliance with the applicable servicing criteria as of, and for the period ending December
31, 2006.
/s/: Anthony Renzi
21 of 52
Anthony N. Renzi
Executive Vice President
GMAC Mortgage, LLC
Appendix A
Security

SACO 06-1
SACO 06-12
SACO 06-8
22 of 52
2006-5
SACO 06-10
SACO 06-6
SACO 06-7
SACO 06-9
SACO 06-9
GPMF2006AR6
GPMF2006AR7
GPMF2006AR8
2006-ARS1
LMT 2006-7
LXS 06-l8N
2006-B
BAFC 06-5
HBVW 06-S81
GSMPS0rp1
GSR 2006-2F
GSR 2006-AR1
GSR 2006-4F
MSM 06-10SL
MSM 06-14SL.
GPMF2006AR4
GPMF2006AR5
LXS2006-12N
LXS2006-GP4
2006-3H
2006-GEL3
LMT 2006-2
SAIL 2006-2
2006-4N
2006-GP1
2006-GP2
2006-GP3
LXS 06-10N
NAAC2006S1
NAAC2006S2
2006-GEL4
2006-RF2
2006-S1
LXS 06-10N
LXS 06-12N
LXS 2006-7
LXS 2006-8
LXS 2006-11
LXS 2006-13

23 of 52
2006-1
MALT 2006-1
MALT 2006-3
MASD 2006-1
2006-HE1
CSMC 2006-1
CSMC 2006-8
CSMC 2006-9
LUM 2006-4
LUM 2006-5
MARM 06OA2
MARP 06-2
MIT 2006-1
MSM 06-1AR
MSM 06-9AR
MSM06-13ARX
MSM06-15XS
MSM06-16AX
MSMO6-17XS
SASCO 06BC2
BAFC 06-1
BAFC 06-2
BAFC 06-4
GSR 2006-3F
MASTR 06-1
MASTR 06-3
MASD 2006-2
ACE2006-SL 1
ACE2006-SL4
MASD 2006-2
MASD 2006-3
BAYVW2006-D
BSABS06SD2
BSA LTA 06-I
BSALTA 06-3
BSALTA 06-4
BSALTA 06-5
BSALTA 06-8
BSARM2006-2
DBALT06AB1
DBALT06AB2
DBALT06AB3
DBALT06AB4
DBALT06AF1
DBALT06AR1
DBALT06AR2
DBALT06AR3
DBALT06AR5
DBALT06AR6
DBALT06OA1
HBRVW 06-10
HBRVW 06-8
HBRVW 06-8
PRIME06-CL1
24 of 52
SACO 06-11
SAIL 2006-3
2006-AR3
2006-AR4
2006-S5
ARMT 2006-2
GSR2006-AR2
HBVW2006-13
HBVW2006- 14
MARP 06-1
NHELI 06AF1

Exhibit 33 h)

[Homecomings Financial
A GMAC COMPANY LOGO]
Management's Assertion Concerning Compliance
With Regulation AB Item 1122 Servicing Criteria
March 5, 2007

Homecomings Financial, LLC (the "Company") has responsibility for assessing compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB that are applicable to the HFN Primary
Servicing Platform (the "Platform"). As of, and for the period ending December 31, 2006 (the "Reporting
Period"), the Company, has used the applicable 1122(d) servicing criteria listed below for assessing compliance:
-- 1122(d)(1)(ii),(iv); 1122(d)(2)(i),(ii),(iii),(v),(vi),(vii); 1122(d)(3)(iii),(iv);
1122(d)(4)(iv),(v),(vi),(vii),(viii),(ix),(x),(xi),(xii),(xiii),(xiv),(xv)

The following servicing criteria are not applicable to the Company:
-- 1122(d)(1)(i),(iii); 1122(d)(2)(iv); 1122(d)(3)(i),(ii); 1122(d)(4)(i),(ii),(iii)

The Company has engaged certain vendors (the "Vendors") to perform specific and limited, or scripted activities, and the Company elects to take responsibility for assessing compliance with the servicing criteria applicable to the Vendors set forth below:

-- 1122(d)(2)(i); 1122(d)(4)(iv)
-
A vendor posts cash receipts received via lockbox submission to the Company's lockbox clearing account
-- 1122(d){4)(xi), (xiii)
25 of 52
- A vendor provides certain information to the Company to assist the Company in making tax and insurance payments on behalf of certain obligors.

- 1122(d)(4)(viii)
- A vendor initiate's initial contact with borrowers via telephone for delinquent accounts.

The Company has not identified and is not aware of any material instance of noncompliance by the
Vendors with the applicable servicing criteria as of December 31, 2006 and for the Reporting Period with respect to the Platform taken as a whole. The Company has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of December 31, 2006 and for the Reporting Period with respect to the Platform taken as a whole.

The Company has complied, in all material respects, with the applicable servicing criteria above as of and for the period ending December 31, 2006 for the asset-backed transactions listed in
Appendix A taken as a whole (such transactions, collectively, the "HFN Primary Servicing Platform").
An independent registered public accounting firm has issued an attestation report on the Company's assessment of compliance with the applicable servicing criteria as of, and for the period ending December
31, 2006.

Homecomings Financial, LLC
/s/ Anthony N. Renzi
Anthony N. Renzi
Managing Director
Homecomings Financial, LLC

Appendix A
Structured
Deals
2006-EFCI
2006-EFC2
2006-H11
2006-H12
2006-H13
2006-H14
2006-H15
2006-HSA I
2006-HSA2
2006-NSA3
2006-HSA4
2006-NSAS
2006-KS1
2006-KS2
2006-KS3
2006-KS4
2006-Ks5
2006-KS6
2006-KS7
2006-KS8
2006-KS9
2006-NC1
2006.-NC2
2006-NC3
2006-QA1
2006-QA2
26 of 52
2006-QA3
2006-QA4
2006-QA5
2006-QA6
2006-QA7
2006-QA8
2006-QA9
2006-QA10
2006-QA11
2006-QH1
2006-QOl
2006-QO2
2006-QO3
2006-QO4
2006-QO5
2006-QO6
2006-QO7
2006-QO8
2006 -QO9
2006-QOlO
2006-QS1
2006-QS2
2006-Q53
2006-QS4
2006-QS5
2006-QS6
2006-Q57
2006-QS8
2006-Q89
2006-QS10
2006-QS11
2006-QS12
2006-QS13
2006.QS14
2006-QS15
2004.QS16
2006-QS17
2006-QS18
2006-RS1
2006-RS2
2006-RS3
2006-RS4
2006-RS5
2006-RS6
2006-RZl
2006-RZ2
2006-RZ3
2006-RZ4
2006-RZ5
2006-S1
2006-S2
2006-S3
2006-S4
2006-S5
2006-S6
2006-S7
27 of 52
2006-S8
2006-S9
2006-S10
2006-S11
2006-S12
2006-SAl
2006-SA2
2006-SA3
2006-SA4
2006-SP1
2006-SP2
2006-SP3
2006-SP4

Whole Loan
Deals
2006-HWH1
2006- HWH1A
2006- HWH2
2006- HWH7
2006-HWH9
2006-HWH10
2006- HWH11
2006- HWH15
2006- HWH16
2006- HWH17
2006-HWH2O
2006-HWH21
2006-KWH1
2006-POWH3
2006-POWH8
2006-POWH12
2006-POWH13
2006- POWH13B
2006-POWH14
2006- POWH16
2006-POWH16B
2006-POWH17
2006- POWH17B
2006-POWH18
2006-POWH18B
2006-POWH19
2006-POWH2O
2006-POWH21
2006-POWH22
2006-QWH8
2006-QWN2O
2006-WH1
2006-WH7
2006-WH11
2006-WH12
2006-WH14A

28 of 52
Exhibit 33 i)
[imb LOGO]
[Indymac LOGO]

Management's Assertion on Compliance with Applicable
Regulation AR Servicing Criteria
1.
IndyMac Bank, F.S.B. ("Indymac") is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB, as of and for the 12-month period ended December 31, 2006 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report (these transactions collectively referred to as the "Servicing
Platform") include public asset-backed securitization transactions closed on or after January 1, 2006, for which Indymac acted as servicer, excluding any transactions sponsored or issued by government sponsored enterprises or Government National Mortgage Association. The Servicing Platform also includes other servicing contracts, the terms of which require Indymac to submit reports in accordance with Item 1122 of the Regulation AB. The Servicing Platform's asset type is single family residential mortgage loans that are not home-equity lines of credit or reverse mortgages and that do not receive the benefit of insurance by the Federal Housing Administration or guarantees from the United States
Department of Veterans Affairs or the Rural Housing Service;

2.
Indymac has engaged certain vendors (the "Vendors") to perform specific, limited or scripted activities, and Indymac has elected to take responsibility for assessing compliance with the servicing criteria or portion of the servicing criteria applicable to such Vendors' activities as set forth in
Appendix A hereto, as permitted by Interpretation 17.06 of the Securities and Exchange Commission
("SEC") Division of Corporate Finance Manual of Publicly Available Telephone Interpretations
("Interpretation 17.06"), except for certain Vendors that have provided their own reports on assessment of compliance with the applicable servicing criteria. Indymac determined the Vendors are not
"servicers" as defined in Item 1101(j) of Regulation AB and asserted that it has policies and procedures in place to provide reasonable assurance that the Vendors' activities comply, in all material respects, with the servicing criteria applicable to each Vendor;

3.
Except as set forth in paragraph 4 below, Indymac used the criteria set forth in paragraph (d) of Item
1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

4.
The criteria listed in the column titled "inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to Indymac based on the activities it performs, directly or through its Vendors for which
Indymac has elected to take responsibility for assessing compliance with the applicable servicing criteria, with respect to the Servicing Platform taken as a whole;

5.
Indymac has complied, in all material respects, with the applicable servicing criteria as of December
31, 2006 and for the Reporting Period with respect to the Servicing Platform taken as a whole;

6.
Indymac has not identified and is not aware of any material instance of noncompliance as of December
31, 2006 and for the Reporting Period with respect to the Servicing Platform taken as a whole by the
Vendors for which Indymac has elected to take responsibility for assessing compliance with the applicable servicing criteria;

7.
Indymac has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors for which Indymac has elected to take responsibility for assessing compliance, with the applicable servicing criteria as of December 31, 2006 and for the Reporting
Period with respect to the Servicing Platform taken as a whole; and

8.
Ernst & Young, LLP, an independent registered public accounting firm, has issued an attestation report on Indymac's assessment of compliance with the applicable servicing criteria for the Reporting Period.
29 of 52

March 16, 2007
IndyMac Bank, F.S.B.

By: /s/ Anthony L. Ebers
Anthony L. Ebers
Executive Vice President
Chief Executive Officer
Indymac Consumer Bank

APPENDIX A
SERVICING CRITERIA
APPLICABLE
SERVICING
CRITERIA
INAPPLICABLE
SERVICING
CRITERIA

Reference

Criteria
Performe
d
Directly
by
Indymac
Performed
by
Vendor(s)
for which
Indymac is
the
Performed
by
subservicer
(s)
or
vendor(s)
NOT
performed
by
Indymac or
by
subservicer
30 of 52
Responsible
Party
for which
Indymac is
NOT the
Responsible
Party
1
(s)
or
vendor(s)
retained by
Indymac
2

General Servicing Considerations
1122(d)(1)(i)
Policies and procedures are instituted to monitor
any performance or other triggers and events of
default in accordance with the transaction
agreements.
X

1122(d)(1)(ii)
If any material servicing activities are outsourced
to third parties, policies and procedures are
instituted to monitor the third party's performance
and compliance with such servicing activities.
X

1122(d)(1)(iii)
Any requirements in the transaction agreements to
maintain a back-up servicer for the pool assets are
maintained.
X

1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is
in effect on the party participating in the servicing
function throughout the reporting period in the
amount of coverage required by and otherwise in
accordance with the terms of the transaction
agreements.
X

Cash Collection and Administration
1122(d)(2)(i)
Payments on pool assets are deposited into the
appropriate custodial bank accounts and related
bank clearing accounts no more than two business
days following receipt, or such other number of
days specified in the transaction agreements.
X
3
X
3
1122(d)(2)(ii)
Disbursements made via wire transfer on behalf of
an obligor or to an investor are made only by
authorized personnel.
X
1122(d)(2)(iii)
Advances of funds or guarantees regarding
collections, cash flows or distributions, and any
interest or other fees charged for such advances,
are made, reviewed and approved as specified in
the transaction agreements.
X
1122(d)(2)(iv)
The related accounts for the transaction, such as
cash reserve accounts or accounts established as a
form of
overcollateralization, are separately maintained
(e.g., with respect to commingling of cash) as set
forth in the transaction agreements.
X
1122(d)(2)(v)
Each custodial account is maintained at a federally
insured depository institution as set forth in the
transaction agreements. For purposes of this
criterion, "federally insured depository institution"
with respect to a foreign financial institution means
a foreign financial institution that meets the
requirements of Rule l3k-l(b)(1) of the Securities
Exchange Act.
X
1122(d)(2)(vi)
Unissued checks are safeguarded so as to prevent
unauthorized access.
X
31 of 52
32 of 52
APPENDIX A
SERVICING CRITERIA
APPLICABLE
SERVICING
CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performe
d
Directly
by
Indymac
Performed
by
Vendor(s)
for which
Indymac is
the
Responsible
Party
Performed
by
subservicer
(s)
or
vendor(s)
for which
Indymac is
NOT the
Responsible
Party
1
NOT
performed
by
Indymac or
by
subservicer
(s)
or
vendor(s)
retained by
Indymac
2
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis
for all asset- backed securities related bank
accounts, including custodial accounts and related
bank clearing accounts. These reconciliations are
(A) mathematically accurate; (B) prepared within
30 calendar days after the bank statement cutoff
date, or such other number of days specified in the
transaction agreements; (C) reviewed and
approved by someone other than the person who
prepared the reconciliation; and (D) contain
explanations for reconciling items. These
reconciling items are resolved within 90 calendar
days of their original identification, or such other
number of days specified in the transaction
agreements.
X

Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed
with the Commission, are maintained in
accordance with the transaction agreements and
applicable Commission requirements. Specifically,
such reports (A) are prepared in accordance with
timeframes and other terms set forth in the
transaction agreements; (B) provide information
calculated in accordance with the terms specified
in the transaction agreements; (C) are filed with
the Commission as required by its rules and
regulations; and (D) agree with investors' or the
trustee's records as to the total unpaid principal
balance and number of [pool assets] serviced by
the servicer.
X
4
,
5
X
4

1122(d)(3)(ii)
Amounts due to investors are allocated and
remitted in accordance with timeframes,
distribution priority and other terms set forth in the
transaction agreements.
X
5

1122(d)(3)(iii)
Disbursements made to an investor are posted
within two business days to the servicer's investor
records, or such other number of days specified in
X
5
33 of 52
the transaction agreements.

1122(d)(3)(iv)
Amounts remitted to investors per the investor
reports agree with cancelled checks, or other form
of payment, or custodial bank statements.
X
5

Pool Asset Administration
1122(d)(4)(i)
Collateral or security on pool assets is maintained
as required by the transaction agreements or
related mortgage loan documents.
X

1122(d)(4)(ii)
Pool assets and related documents are safeguarded
as required by the transaction agreements
X

1122(d)(4)(iii)
Any additions, removals or substitutions to the
asset pool are made, reviewed and approved in
accordance with any conditions or requirements in
the transaction agreements.
X

1122(d)(4)(iv)
Payments on pool assets, including any payoffs,
made in accordance with the related [pool asset]
documents are posted to the Servicer's obligor
records maintained no more than two business
days after receipt, or such other number of days
specified in the transaction agreements, and
allocated to principal, interest or other items (e.g.,
escrow) in accordance with the related pool asset
documents.

X
3

X
3
APPENDIX A
SERVICING CRITERIA
APPLICABLE
SERVICING
CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performe
d
Directly
by
Indymac
Performed
by
Vendor(s)
for which
Indymac
is
the
Responsib
le
Party
Performed
by
subservicer(s
)
or vendor(s)
for which
Indymac is
NOT the
Responsible
Party
1
NOT
performed
by
Indymac or
by
subservicer
(s)
or
vendor(s)
retained by
Indymac
2

1122(d)(4)(v)
The servicer's records regarding the pool assets
agree with the servicer's records with respect to an
obligor's unpaid principal balance.
X

1122(d)(4)(vi)
Changes with respect to the terms or status of an
obligor's pool assets (e.g., loan modifications or
re-agings) are made, reviewed and approved by
authorized personnel in accordance with the
transaction agreements and related pool asset
documents.

X

1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g.,
forbearance plans, modifications and deeds in lieu
of foreclosure, foreclosures and repossessions, as
applicable) are initiated, conducted and concluded

X
6
X
6
34 of 52
in accordance with the timeframes or other
requirements established by the transaction
agreements.

1122(d)(4)(vii)
Records documenting collection efforts are
maintained during the period a pool asset is
delinquent in accordance with the transaction
agreements. Such records are maintained on at
least a monthly basis, or such other period
specified in the transaction agreements, and
describe the entity's activities in monitoring
delinquent pool assets including, for example,
phone calls, letters and payment rescheduling
plans in cases where delinquency is deemed
temporary (e.g., illness or unemployment).

X
1122(d)(4)(ix)
Adjustments to interest rates or rates of return for
pool assets with variable rates are computed based
on the related pool asset documents.
X
1122(d)(4)(x)
Regarding any funds held in trust for an obligor
(such as escrow accounts): (A) such funds are
analyzed, in accordance with the obligor's [pool
asset] documents, on at least an annual basis, or
such other period specified in the transaction
agreements; (B) interest on such funds is paid, or
credited, to obligors in accordance with applicable
[pool asset] documents and state laws; and (C)
such funds are returned to the obligor within 30
calendar days of full repayment of the related pool
assets, or such other number of days specified in
the transaction agreements.
X

1122(d)(4)(xi)
Payments made on behalf of an obligor (such as
tax or insurance payments) are made on or before
the related penalty or expiration dates, as indicated
on the appropriate bills or notices for such
payments, provided that such support has been
received by the Servicer at least 30 calendar days
prior to these dates, or such other number of days
specified in the transaction agreements.
X
7

X
7

X
7

1122(d)(4)(xii)
Any late payment penalties in connection with any
payment to be made on behalf of an obligor are
paid from the Servicer's funds and not charged to
the obligor, unless the late payment was due to the
obligor's error or omission.
X
7

X
7

APPENDIX A
SERVICING CRITERIA
APPLICABLE
SERVICING
CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performe
d
Directly
by
Indymac
Performe
d
by
Vendor(s)
for which
Performed by
subservicer(s)
or vendor(s)
for which
Indymac is
NOT
performed
by
Indymac or
by
35 of 52
Indymac
is
the
Responsi
ble
Party
NOT the
Responsible
Party
1
subservicer
(s)
or
vendor(s)
retained by
Indymac
2

1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are
posted within two business days to the obligor's
records maintained by the Servicer, or such
other number of days specified in the transaction
agreements.
X
7

X
7

1122(d)(4)(xiv)
Delinquencies, charge-offs and uncollectible
accounts are recognized and recorded in
accordance with the transaction agreements.
X

1122(d)(4)(xv)
Any external enhancement or other support,
identified in Item 1114(a)(1) through (3) or Item
1115 of Regulation AB, is maintained as set
forth in the transaction agreements.
X

Footnotes to Appendix A Servicing Criteria
1
The activities pertaining to these criteria or portions of these criteria are performed by subservicer(s) or vendor(s) retained by Indymac which provided a separate assessment of compliance in accordance with
Item 1122 of Regulation AB.
2
These criteria are inapplicable to the Servicing Platform as of December 31, 2006 and for the Reporting
Period since Indymac, directly or through its Vendors for which Indymac has elected to take responsibility for assessing compliance with the applicable servicing criteria, was not required to perform any related activities.
3
Indymac performs the activities pertaining to these criteria, except for the specific, limited activities, primarily of initial processing of pool asset payments, performed by its lockbox vendor.
4
The criterion 1 122(d)(3)(i)(C) is inapplicable to the Servicing Platform as of December 31, 2006 and for
the Reporting Period based on the activities Indymac performed.
5
Indymac has defined the "Investor" as a party to whom Indymac reports and remits under the applicable transaction agreements. Indymac has no responsibility for transaction waterfall or allocation calculations and payments or individual security holder records.
6
Indymac performs the activities pertaining to this criterion, except for the specific, limited activities performed by its foreclosure and bankruptcy vendors.
7
Indymac performs the activities pertaining to these criteria, except for the specific, limited activities performed by its tax and/or insurance monitoring vendors. Indymac has elected to take responsibility for assessing compliance with these servicing criteria with respect to the activities of its tax vendor. Indymac's insurance vendor has provided their own report on assessment of compliance with the applicable servicing criterion.

Exhibit 33 j)
LaSalle Bank N.A.
135 South LaSalle Street
Suite 1625
Chicago, IL 60603
Global Securities and Trust Services
36 of 52
Management's Assertion on Compliance with Item 1122 Criteria
LaSalle Bank National Association (the "Asserting Party") is responsible for assessing its compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB (17 C.F.R, 229.1122(d)) as
indicated on Exhibit A annexed hereto entitled "1122 Servicing Criteria to be Addressed in Assessment of
Compliance" (the "Servicing Criteria").
The Asserting Party has assessed the effectiveness of its compliance with the applicable Servicing Criteria as of December 31, 2006, and for the period of January 1, 2006 through December 31, 2006 (the "Reporting
Period"). In making this assessment, the Asserting Party used the criteria set forth by the Securities and
Exchange Commission in paragraph (d) of Item 1122 of Regulation AB.
Based on such assessment, the Asserting Party believes that, as of December 31, 2006 and for the Reporting
Period, it has complied in all material respects with the servicing criteria set forth in Item 1122(d) of
Regulation AB for the servicing activities it performs in the asset-backed securities transactions detailed on
Exhibit B. For servicing criteria 1122(d)(3)(i)(A) and (B), this assertion covers only the information on the report to investors that is required by the respective transaction agreements.
Ernst and Young, an independent registered public accounting firm, has issued an attestation report with respect to the Asserting Party's assessment of compliance with the Servicing Criteria as of December 31,
2006 and for the Reporting Period. The asset-backed securities transactions to which this assertion and the attestation report relate are listed on Exhibit B.
LaSalle Bank National Association

By: /s/ Barbara L. Marik
Name: Barbara L. Marik
Title: First Vice President
Date: February 28, 2007
37 of 52
Exhibit A
1122 Servicing Criteria
to be addressed in an Assessment of Compliance
Reg AB
Reference
Servicing Criteria
Servicing
Criteria
Applicable to
LaSalle Bank
National
Association
General Servicing Considerations
1122(d)(1)(i)
Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
X
1122(d)(1)(ii)
If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
X
1122(d)(1)(iii)
Any requirements in the transaction agreements to maintain a back-up servicer for the Pool Assets are maintained.
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
X
Cash Collection and Administration
1122(d)(2)(i)
Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
X
1122(d)(2)(ii)
Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
X
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
X
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
X
1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange
Act.
X
1122(d)(2)(vi) Unissued checks are safeguarded so as to prevent unauthorized access. X
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A)
mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain
X
38 of 52
explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C)
are filed with the Commission as required by its rules and regulations;
and (D) agree with investors' or the indenture trustee's records as to the total unpaid principal balance and number of Pool Assets serviced by the related Servicer.
X
1122(d)(3)(ii)
Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
X
1122(d)(3)(iii)
Disbursements made to an investor are posted within two business days to the related Servicer's investor records, or such other number of days specified in the transaction agreements.
X
1122(d)(3)(iv)
Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.
X
Pool Asset Administration
1122(d)(4)(i)
Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.
X
1122(d)(4)(ii)
Pool assets and related documents are safeguarded as required by the transaction agreements
X
1122(d)(4)(iii)
Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or
requirements in the transaction agreements.
X
1122(d)(4)(iv)
Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the related
Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.
1122(d)(4)(v)
The related Serv icer's records regarding the pool assets agree with the related Servicer's records with respect to an obligor's unpaid principal balance.
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's pool assets
(e.g., loan modifications or re -agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for
39 of 52
example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or
unemployment).
1122(d)(4)(ix)
Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the related Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.
1122(d)(4)(xiv)
Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.
1122(d)(4)(xv)
Any external enhancement or other support, identified in Item
1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.
X
EXHIBIT B
2006 Transactions
Non-Specific Transactions
Nominal Trustee Transactions
Custodian Only Transactions
Paying Agent Only
Transactions
ACE Series 2006-GP1 Bear Stearns Series 2006-
PWR11
Basic Asset Backed 2006-1 Washington Mutual
Series 2006-AR2
Banc of America Comm. Mtge
Series 2006-2
Bear Stearns Series 2006-
PWR12
Credit Suisse AB Series 2006-1 Washington Mutual
Series 2006-AR6
Banc of America Comm. Mtge
Series 2006-5
Bear Stearns Series 2006-
PWR13
Credit Suisse AB Series 2006-2 Washington Mutual
Series 2006-AR7
Bear Stearns Series 2006-AQ1 Bear Stearns Series 2006-
PWR14
Credit Suisse AB Series 2006-3 Washington Mutual
Series 2006-AR8
Bear Stearns Series 2006-EC1 Bear Stearns Series 2006-TOP22 Credit Suisse AB Series 2006-4 Washington Mutual
Series 2006-AR9
Bear Stearns Series 2006-EC2 Bear Stearns Series 2006-TOP24 Credit Suisse ARMT Series 2006-
1
Washington Mutual
Series 2006-AR10
Bear Stearns Series 2006-HE1 GSAA Home Equity Trust 2006-
14
Credit Suisse ARMT Series 2006-
2
Washington Mutual
Series 2006-AR11
Bear Stearns Series 2006-HE2 GSAMP Series 2006-HE3 Credit Suisse ARMT Series 2006-
3
Washington Mutual
Series 2006-AR12
Bear Stearns Series 2006-HE3 GSAMP Series 2006-HE4 Credit Suisse HEMT Series 2006-1 Washington Mutual
Series 2006-AR13
Bear Stearns Series 2006-HE4 GSAMP Series 2006-HE5 Credit Suisse HEMT Series 2006-2 Washington Mutual
Series 2006-AR14
Bear Stearns Series 2006-HE5 GSAMP Series 2006-HE6 Credit Suisse HEMT Series 2006-3 Washington Mutual
Series 2006-AR15
Bear Stearns Series 2006-HE6 GSAMP Series 2006-HE7 Credit Suisse HEMT Series 2006-4 Washington Mutual
Series 2006-AR16
Bear Stearns Series 2006-HE7 GSAMP Series 2006-HE8 Credit Suisse HEMT Series 2006-5 Washington Mutual
Series 2006-AR17
Bear Stearns Series 2006-HE8 JP Morgan Series 2006-LDP9 Credit Suisse HEMT Series 2006-6 Washington Mutual
Series 2006-AR18
Bear Stearns Series 2006-HE9 Morgan Stanley Series 2006-
TOP21
Credit Suisse Series 2006-1 Washington Mutual
Series 2006-AR19
Bear Stearns Series 2006-HE10 Morgan Stanley Series 2006-
TOP23
Credit Suisse Series 2006-2 Washington Mutual
Series 2006-HE1
Bear Stearns Series 2006-PC1 Morgan Stanley Capital I Series
2006-HQ10
Credit Suisse Series 2006-3 Washington Mutual
Series 2006-HE2
Bear Stearns ABS Series 2006-1 Morgan Stanley Mtg Loan Trust
Series 2006-16ARX
Credit Suisse Series 2006-4 Washington Mutual
Series 2006-HE3
Bear Stearns Mortgage Funding
Series 2006-SL1
Morgan Stanley Mtg Loan Trust
Series 2006-1AR
Credit Suisse Series 2006-5 Washington Mutual
Series 2006-HE4
Bear Stearns Mortgage Funding
Series 2006-SL2
Morgan Stanley Mtg Loan Trust
Series 2006-3AR
Credit Suisse Series 2006-6 Washington Mutual
Series 2006-HE5
Bear Stearns Mortgage Funding
Series 2006-SL3
Morgan Stanley Mtg Loan Trust
Series 2006-5AR
Credit Suisse Series 2006-7 Washington Mutual
WMALT 2006-AR1
Bear Stearns Mortgage Funding
Series 2006-SL4
Morgan Stanley Mtg Loan Trust
Series 2006-6AR
Credit Suisse Series 2006-8 Washington Mutual
WMALT 2006-AR2
Bear Stearns Mortgage Funding
Series 2006-SL5
Morgan Stanley Mtg Loan Trust
Series 2006-8AR
Credit Suisse Series 2006-9 Washington Mutual
WMALT 2006-AR3
Bear Stearns Mortgage Funding
Series 2006-SL6
Morgan Stanley Mtg Loan Trust
Series 2006-9AR
Credit Suisse HEAT Series 2006-1 Washington Mutual
WMALT 2006-AR4
C-BASS Series 2006-CB7 Morgan Stanley Mtg Loan Trust
Series 2006-2
Credit Suisse HEAT Series 2006-3 Washington Mutual
WMALT 2006-AR5
C-BASS Series 2006-CB9 Morgan Stanley Mtg Loan Trust
Series 2006-7
Credit Suisse HEAT Series 2006-4 Washington Mutual
WMALT 2006-AR6
Citigroup Commercial Mortgage
Trust Series 2006-C4
Morgan Stanley Mtg Loan Trust
Series 2006-11
Credit Suisse HEAT Series 2006-5 Washington Mutual
WMALT 2006-AR7
Citigroup Commercial Mortgage
Trust Series 2006-C5
Morgan Stanley Mtg Loan Trust
Series 2006-12XS
Credit Suisse HEAT Series 2006-6 Washington Mutual
WMALT 2006-AR8
CD 2006-CD3 Mortgage Trust Morgan Stanley Mtg Loan Trust
Series 2006-13ARX
Credit Suisse HEAT Series 2006-7 Washington Mutual
WMALT 2006-AR9
COMM Series 2006-C8 Morgan Stanley Mtg Loan Trust
Series 2006-15XS
Credit Suisse HEAT Series 2006-8 Washington Mutual
WMALT 2006-AR10
CSFB Commercial Mtg. Trust
Series 2006-C4
Morgan Stanley Mtg Loan Trust
Series 2006-17XS
Lehman Mortgage Trust Series
2006-1
Washington Mutual
WMALT 2006-1
First Franklin MLT Series 2006-
FF18
Thornburg Mtg Securities Trust
Series 2006-1
Lehman Mortgage Trust Series
2006-4
Washington Mutual
WMALT 2006-2
Greenwich Capital Series 2006-
GG7
Thornburg Mtg Securities Trust
Series 2006-2
Lehman Mortgage Trust Series
2006-5
Washington Mutual
WMALT 2006-3
GE Capital Comm Mtg. Corp.
Series 2006-C1
Thornburg Mtg Securities Trust
Series 2006-3
Lehman Mortgage Trust Series
2006-6
Washington Mutual
WMALT 2006-4
JP Morgan Series 2006-CIBC14 Thornburg Mtg Securities Trust
Series 2006-4
Lehman Mortgage Trust Series
2006-7
Washington Mutual
WMALT 2006-5
JP Morgan Series 2006-CIBC15 Thornburg Mtg Securities Trust
Series 2006-5
Lehman Mortgage Trust Series
2006-8
Washington Mutual
WMALT 2006-6
JP Morgan Series 2006-CIBC17 Thornburg Mtg Securities Trust
Series 2006-6
Lehman Mortgage Trust Series
2006-9
Washington Mutual
WMALT 2006-7
JP Morgan Series 2006-LDP7 ZUNI Trust Series 2006-OA1 Lehman XS Trust Series 2006-1 Washington Mutual
WMALT 2006-8
JP Morgan Series 2006-LDP8 Lehman XS Trust Series 2006-3 Washington Mutual
WMALT 2006-9
Non-Specific Transactions
Nominal Trustee Transactions
Custodian Only Transactions
Paying Agent Only
Transactions
Lehman XS Trust Series 2006-8 Lehman XS Trust Series 2006-5
Lehman XS Trust Series 2006-
11
Lehman XS Trust Series 2006-7
Lehman XS Trust Series 2006-
15
Lehman XS Trust Series 2006-9
Lehman XS Trust Series 2006-
19
Lehman XS Trust Series 2006-10N
Lehman XS Trust Series 2006-
20
Lehman XS Trust Series 2006-12
Lehman Mortgage Trust Series
2006-2
Lehman XS Trust Series 2006-13
LB-UBS Comm. Mtge. Trust
Series 2006-C1
Lehman XS Trust Series 2006-17
LB-UBS Comm. Mtge. Trust
Series 2006-C3
Morgan Stanley Series 2006-HE1
LB-UBS Comm. Mtge. Trust
Series 2006-C4
Morgan Stanley Series 2006-HE2
LB-UBS Comm. Mtge. Trust
Series 2006-C6
Morgan Stanley Series 2006-HE3
LB-UBS Comm. Mtge. Trust
Series 2006-C7
Morgan Stanley Series 2006-HE4
Merrill Lynch Series 2006- Morgan Stanley Series 2006-HE5
MLN1
Merrill Lynch Series 2006-OPT1 Morgan Stanley Series 2006-HE6
Merrill Lynch Series 2006-
WMC2
Morgan Stanley Series 2006-HE7
Merrill Lynch Series 2006-FF1 Morgan Stanley Series 2006-HE8
Merrill Lynch Countrywide
Series 2006-1
Morgan Stanley HEL Series 2006-
1
Merrill Lynch Countrywide
Series 2006-2
NYMC Series 2006
Merrill Lynch Countrywide
Series 2006-3
SAIL 2006-1
Merrill Lynch Countrywide
Series 2006-4
SAIL 2006-2
Merrill Lynch Series 2006-
AHL1
SAIL 2006-3
Merrill Lynch Series 2006-AR1 SAIL 2006-4
Merrill Lynch Series 2006-FM1 SARM 2006-1
Merrill Lynch Series 2006-HE2 SARM 2006-2
Merrill Lynch Series 2006-HE3 SARM 2006-3
Merrill Lynch Series 2006-HE4 SARM 2006-4
Merrill Lynch Series 2006-HE5 SARM 2006-5
Merrill Lynch Series 2006-HE6 SARM 2006-6
Merrill Lynch Series 2006-RM1 SARM 2006-7
Merrill Lynch Series 2006-RM2 SARM 2006-8
Merrill Lynch Series 2006-RM3 SARM 2006-9
Merrill Lynch Series 2006-RM4 SARM 2006-10
Merrill Lynch Series 2006-RM5 SARM 2006-11
Merrill Lynch Series 2006-SD1 SARM 2006-12
Merrill Lynch Series 2006-SL1 SASCO 2006-BC1
Merrill Lynch Series 2006-SL2 SASCO 2006-BC2
Merrill Lynch Series 2006-C1 SASCO 2006-BC3
Merrill Lynch Series 2006-C2 SASCO 2006-BC4
Morgan Stanley Capital I Series
2006-HQ8
SASCO 2006-BC5
Morgan Stanley Capital I Series
2006-HQ9
SASCO 2006-BC6
Morgan Stanley Capital I Series
2006-IQ11
SASCO 2006-S1
Morgan Stanley Capital I Series
2006-IQ12
SASCO 2006-S2
Morgan Stanley Mtg Loan Trust
Series 2006-4SL
SASCO 2006-S3
Morgan Stanley Mtg Loan Trust
Series 2006-10SL
SASCO 2006-S4
Morgan Stanley Mtg Loan Trust
Series 2006-14SL
Sequoia Alternative Loan Trust
Series 2006-1
OWNIT Mortgage Loan Trust
Series 2006-3
OWNIT Mortgage Loan Trust
Series 2006-4
Non-Specific Transactions
Nominal Trustee Transactions
Custodian Only Transactions
Paying Agent Only
Transactions
OWNIT Mortgage Loan Trust
Series 2006-5
OWNIT Mortgage Loan Trust
Series 2006-6
OWNIT Mortgage Loan Trust
Series 2006-7
SACO I Trust Series 2006-1
SACO I Trust Series 2006-2
SACO I Trust Series 2006-3
SACO I Trust Series 2006-4
SACO I Trust Series 2006-5
SACO I Trust Series 2006-6
SACO I Trust Series 2006-7
SACO I Trust Series 2006-8
SACO I Trust Series 2006-9
SACO I Trust Series 2006-10
SACO I Trust Series 2006-12
SATURNS Series 2006-1
SATURNS Series 2006-2
TILES Series 2006-1
Wachovia Bank CMT Series
2006-C24

Exhibit 33 k)
ASSESSMENT OF COMPLIANCE WITH APPLICABLE SERVICING CRITERIA
Newport Management Corporation (the Asserting Party) provides this assessment of compliance with respect to its performance of functions for the Applicable Servicing Criteria, as specified in Item 1122(d) of Regulation AB promulgated by the Securities and Exchange Commission, in regards to the loans selected in the Servicing Platform for the following Period:
Servicing Platform: Pools of loans, underlying publicly-issued residential mortgage-backed securities that were issued on or after
January 1, 2006 by Aurora Loan Services, LLC ("Servicer"), on which escrow payments were disbursed in 2006, specifically
Item 1 122(d)(4)(xi), only as it relates to the `Applicable Servicing Criteria" described below, and as disclosed by the Servicer to the Asserting Party (collectively, "Eligible Loans', as identified in Schedule A).

Period: As of and for the year ended December 31, 2006.
Applicable Servicing Criteria: the servicing criteria which applies to the functions performed by the Asserting Party is set forth in
Section 229.1122(d)(4)(xi) ("Applicable Servicing Criteria"). With respect to the Applicable Servicing Criteria, the Asserting
Party performs the following limited functions:
1. Processes the obligor's hazard insurance information it receives and provides the Servicer with the applicable hazard insurance effective date, payment amount, and payee (collectively, `insurance Information");

2. Provides the Insurance Information to the Servicer no later than 5 days prior to the applicable expiration date as indicated in the Insurance Information.
3. Disburses escrowed insurance payments to insurance carriers on or before the applicable expiration date.

With respect to the Servicing Platform, and with respect to the Period, the Asserting Party provides the following assessment of its compliance in respect of the Applicable Servicing Criteria (as defined above):
1. The Asserting Party is responsible for assessing its compliance with respect to the functions it performs for the
Applicable Servicing Criteria.
2. The Asserting Party has assessed its compliance with respect to the functions it performs for the Applicable
Servicing Criteria.
3. Other than as identified on Schedule B hereto, as of and for the Period, the Asserting Party was in material compliance with respect to the functions it performs for the Applicable Servicing Criteria.

KPMG, LLP, an independent registered public accounting firm, has issued an attestation report with respect to the Asserting
Party's foregoing assessment of compliance.

NEWPORT MANAGEMENT CORPORATION
By: /s/ Mark A. McElroy
Mark A. McElroy
Its: Executive Vice President
Dated: February 28, 2007

SCHEDULE A
Exhibit maintained at the office of the depositor.

SCHEDULE B
MATERIAL INSTANCES OF NONCOMPLIANCE

No material instances of noncompliance: Newport Management Corporation has complied, in all material respects, with the aforementioned criterion as of and for the year ended December 31, 2006.

Exhibit 33 l)
ASSESSMENT OF COMPLIANCE WITH APPLICABLE SERVICING CRITERIA
Newport Management Corporation (the "Asserting Party") provides this assessment of compliance with respect to its performance of functions for the Applicable Servicing Criteria, as specified in Item 1122(d) of Regulation AB promulgated by the Securities and Exchange Commission, in regards to the loans selected in the Platform for the following Period:
Platform: Pools of loans, underlying publicly-issued residential mortgage-backed securities that were issued on or after January 1, 2006 by IndyMac Bank ("IndyMac"), on which escrow payments were disbursed in 2006, specifically Item 1122(d)(4)(xi). only as it relates to the
"Applicable Servicing Criteria" described below, and as disclosed by IndyMac to the Asserting
Party (collectively, "Eligible Loans", as identified in Schedule A).

Period: As of and for the year ended December 31, 2006.
Applicable Servicing Criteria : the servicing criteria which applies to the functions performed by the Asserting Party is set forth in Section 229.1122(d)(4)(xi) ("Applicable Servicing Criteria").
With respect to the Applicable Servicing Criteria, the Asserting Party performs the following limited functions:
1.
Processes the obligor's hazard insurance information it receives and provides IndyMac with the applicable hazard insurance effective date, payment amount, and payee (collectively,
"Insurance Information");
2.
Provides the Insurance Information to IndyMac no later than 5 days prior to the applicable expiration date as indicated in the Insurance Information.
With respect to the Platform, and with respect to the Period, the Asserting Party provides the following assessment of its compliance in respect of the Applicable Servicing Criteria (as defined above):
1. The Asserting Party is responsible for assessing its compliance with respect to the functions it performs for the Applicable Servicing Criteria.

2.
The Asserting Party has assessed its compliance with respect to the functions it performs for the Applicable Servicing Criteria.

3.
Other than as identified on Schedule B hereto, as of and for the Period, the Asserting
Party was in material compliance with respect to the functions it performs for the Applicable Servicing
Criteria.

KPMG, LLP. an independent registered public accounting firm, has issued an attestation report with respect to the Asserting Party's foregoing assessment of compliance.
NEWPORT MANAGEMENT CORPORATION
By:
/s/ Mark A. McEnroy
Mark A. McElroy
Its: Executive Vice President
Dated: February 27, 2007
SCHEDULE A
Exhibit maintained at the office of the depositor.

Exhibit 33 m)
GMAC RFC (LOGO)
Management's Assertion Concerning Compliance
With Regulation AR Item 1122 Servicing Criteria

March 6, 2007

Residential Funding Company USC (the `Company') has responsibility for assessing compliance to Regulation AB
Item 1122(d) Servicing Criteria for the RFC Master Servicing Platform. As of, and for the period ending December
31, 2006, the Company has used the applicable 1122(d) servicing criteria listed below for assessing compliance.
-- 1122(d)(1 i),(iii),iv); 1122(d)(2) (i),(ii),(iii),(v ),(vii); 1122(d)(3)(i),(ii),(iii), (iv);
1122(d)(i),(iii)(iv),(vi),(vii),(ix),(xiv)(xv)
The following servicing criteria are not applicable to the Company:
--
1122(d)(l)(ii) 1122(d)(2)(iv)(vi); 1122(d)(4)(ii)(v),(viii),(x),(xi),(xii),(xiii)

The Company has complied, in all material respects, with the applicable servicing criteria above as of and for the period ending December 31. 2006 for the asset-backed transactions listed in
Appendix A taken as a whole (such transactions, collectively, the `RFC Master Servicing
Platform'), with the exception of criteria 1122(d)(3)(i)(b). as noted in Appendix B.
An independent registered public accounting firm has issued an attestation report on the Company's assessment of compliance with the applicable servicing criteria as of, and for the period ending December 31, 2006.
/s/ Anthony N. Renzi
Anthony N. Renzi
Managing Director
Residential Funding Company, LLC
Appendix A
Structured Deals
2006-Q05 2006-SA4
2006-EFC1 2006-Q06 2006-SP1
2006-EEC2 2006-Q07 2006-SP2
2006-EMX1 2006-Q08 2006-SP3
2006-EMX2 2006-Q09 2006-SP4
2006-EMX3 2006-Q010
2006-EMX4 2006-QS1 Whole Loan Deals
2006-EMX5 2006-QS2 2006-HWH1
2006-EMX6 2006-QS3 2006-HWH1A
2006-EMX7 2006-QS4 2006-HWH2
2006-EMX8 2006-QS5 2006-HWH7
2006-EMX9 2006-QS6 2006-HWH9
2006-H11 2006-QS7 2006-HWH10
2006-H12 2006-QS8 2006-HWH11
2006-H13 2006-QS9 2006-HWH15
2006-H14 2006-QS10 2006-HWH16
2006-H15 2006-QS11 2006-HWH17
2006-HSA1 2006-QS12 2006-HWH20
2006-HSA2 2006-QS13 2006-HWH21
2006-HSA3 2006-QS14 2006-KWH1
2006-HSA4 2006-QS15 2006-POWH3
2006-HSA5 2006-QS16 2006-POWH8
2006-KS1 2006-QS17 2006-POWH12
2006-KS2 2006-QS18 2006-POWH13
2006-KS3 2006-RS1 2006-POWH13B
2006-KS4 2006-RS2 2006-POWH14
2006-KS5 2006-RS3 2006-POWH16
2006-KS6 2006-RS4 2006-POWH16B
2006-KS7 2006-RS5 2006-POWH17
2006-KS8 2006-RS6 2006-POWH17B
2006-KS9 2006-RZ1 2006-POWHI8
2006-NC1 2006-RZ2 2006-POWH18B
2006-NC2 2006-RZ3 2006-POWH19
2006-NC3 2006-RZ4 2006-POWH20
2006-QA1 2006-RZ5 2006-POWH21
2006-QA2 2006-S1 2006-POWH22
2006-QA3 2006-S2 2006-QWH8
2006-QA4 2006-S3 2006-QWH20
2006-QA5 2006-S5 2006-WH1
2006-QA6 2006-S6 2006-WH7
2006-QA7 2006-S7 2006-WH11
2006-QA8 2006-S8 2006-WH12
2006-QA9 2006-S9 2006-WH14A
2006-QA10 2006-S10 2006-WH21
2006-QA11 2006-S11
2006-QH1 2006-S12 Canadian Deals
2006-Q01 2006-SA1 2006-C4
2006-Q02 2006-SA2 2006-C5
2006-Q03 2006-SA3
2006-Q04

Appendix B
1. With regard to 1122 Criteria (d)(3)(i)(b), information required per the transaction documents were excluded from certain of the investor reports.
Corrective Action
1. Corrective action was completed to ensure ongoing compliance for the excluded reporting items

Exhibit 33 n)
Management's Assertion
Report on Compliance with Applicable Servicing Criteria Pursuant to Item 1122 of Regulation AB under the Securities Exchange Act of 1934

U.S. Bank National Association ("U.S. Bank") as a party participating in the servicing function for the following transactions:
U.S. Bank Corporate Trust Asset Backed Securities Platform(1)
hereby provides the following report on its assessment of compliance with the servicing criteria set forth in Item 1122 of Regulation AB applicable to it and as described on Exhibit A hereto:

1.
U.S. Bank is responsible for assessing its compliance with the servicing criteria applicable to it as noted on the accompanying Exhibit A;

2.
U.S. Bank used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess its compliance with the applicable servicing criteria ;

3.
U.S. Bank's assessment of its compliance with the applicable servicing criteria is as of and for the period beginning on January 1, 2006 and ending December 31, 2006, the end of the fiscal year covered by the Form 10-K report. U.S. Bank's participation in the servicing function complied in all material respects with the applicable servicing criteria .

4.
Ernst & Young, a registered public accounting firm, has issued an attestation report on
U.S. Bank's assessment of compliance with the applicable servicing criteria as of and for the period beginning on January 1, 2006 and ending December 31, 2006, the end of the fiscal year covered by the Form 10-K report.

U.S. BANK NATIONAL ASSOCIATION

/s/ Bryan R. Calder
Name: Bryan R. Calder
Title: Executive Vice President
Date: February 26, 2007

(1) The U.S. Bank Corporate Trust ABS Platform (the "Platform") consists of the activities involved in the performance of servicing functions for (i) publicly issued asset-backed and mortgage-backed transactions the securities of which were offered on or after January 1, 2006 and (ii) certain asset-backed transactions offered prior to January 1, 2006 for which the Issuer has voluntarily elected to make Regulation AB compliant filings under the Securities Exchange Act of 1934, as amended. The Platform does not include transactions comprised of the repackaging of corporate debt and/or other agency securities.

EXHIBIT A to Management's Assertion

Reg AB
Servicing Criteria
Reference

General Servicing Considerations
1122(d)(1)(i)
Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.

1122(d)(1)(ii)
If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.

1122(d)(1)(iii)
Any requirements in the transaction agreements to maintain a back-up servicer for the
Pool Assets are maintained.
Not Applicable

1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

Cash Collection and Administration

1122(d)(2)(i)
Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

1122(d)(2)(ii)
Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.

1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities
Exchange Act.

1122(d)(2)(vi)
Unissued checks are safeguarded so as to prevent unauthorized access.

1122(d)(2)(vii) Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.
These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

Investor Remittances and Reporting

1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations;
and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of Pool Assets serviced by the Servicer.

1122(d)(3)(ii)
Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.

1122(d)(3)(iii)
Disbursements made to an investor are posted within two business days to the
Servicer's investor records, or such other number of days specified in the transaction agreements.

1122(d)(3)(iv)
Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

Pool Asset Administration

1122(d)(4)(i)
Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.

1122(d)(4)(ii)
Pool assets and related documents are safeguarded as required by the transaction agreements

1122(d)(4)(iii)
Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.

1122(d)(4)(iv)
Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow)
in accordance with the related pool asset documents.
Not Applicable

1122(d)(4)(v)
The Servicer's records regarding the pool assets agree with the Servicer's records with respect to an obligor's unpaid principal balance.
Not Applicable

1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

Not Applicable

1122(d)(4)(vii) Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
Not Applicable

1122(d)(4)(viii) Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

Not Applicable

1122(d)(4)(ix)
Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
Not Applicable

1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.

Not Applicable

1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

Not Applicable

1122(d)(4)(xii) Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.

Not Applicable

1122(d)(4)(xiii) Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.

Not Applicable

1122(d)(4)(xiv) Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.

Not Applicable

1122(d)(4)(xv) Any external enhancement or other support, identified in Item 1114(a)(1) through (3)
or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

Exhibit 33 o)

[WELLS FARGO logo]

Wells Fargo Bank, N.A.
Document Custody
1015 10th Avenue SE
Minneapolis, MN 55414

Appendix I

ASSESSMENT OF COMPLIANCE WITH APPLICABLE SERVICING CRITERIA

Corporate Trust Services division of Wells Fargo Bank, National Association (the "Company") is responsible for assessing compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB promulgated by the
Securities and Exchange Commission. The Company has determined that the servicing criteria are applicable in regard to the servicing-platform for the period as follows:

Platform: Publicly-issued (i.e., transaction-level reporting required under the Securities Exchange Act of 1934, as amended) residential mortgage-backed securities and commercial mortgage-backed securities issued on or after
January 1, 2006, for which the Company provides document custody services, excluding any publicly issued transactions issued by any government sponsored entity (the "Platform").

Applicable Servicing Criteria: The servicing criteria set forth in Item 1122(d)(4)(i) and 1122(d)(4)(ii), in regard to the activities performed by the Company with respect to the Platform (the "Applicable Servicing Criteria"). The
Company has determined that all other servicing criteria set forth in Item 1122(d) are not applicable to the Platform.

Period: Twelve months ended December 31, 2006 (the "Period").

With respect to the Platform, the Company provides the following assessment of compliance with respect to the
Applicable Servicing Criteria:

1. The Company is responsible for assessing the Company's compliance with the Applicable Servicing Criteria as of and for the Period.
2. The Company has assessed compliance with the Applicable Servicing Criteria. In performing this assessment, the
Company used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of
Regulation AB.

3. Based on such assessment, as of and for the Period, the Company has complied, in all material respects with the
Applicable Servicing Criteria.

KPMG LLP, a registered public accounting firm, has issued an attestation report with respect to the Company's assessment of compliance as of and for the Period.

WELLS FARGO BANK, NATIONAL ASSOCIATION

/s/: Shari L. Gillund
Its: Senior Vice President
Dated:: March 1, 2007